Exhibit 10.3

EXECUTION VERSION

STOCKHOLDER SUPPORT AGREEMENT

This Stockholder Support Agreement (this “Agreement”) is dated as of September 15, 2020, by and among Social Capital Hedosophia Holdings Corp. II, a Cayman Islands exempted company limited by shares (which shall domesticate as a Delaware corporation prior to the Closing (as defined in the Merger Agreement (as defined below)) (“Acquiror”), the Persons set forth on Schedule I hereto (each, a “Company Stockholder” and, collectively, the “Company Stockholders”), and Opendoor Labs Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, as of the date hereof, the Company Stockholders are the holders of record and “beneficial owners” (within the meaning of Rule 13d-3 of the Exchange Act) of such number of shares of Company Capital Stock as are indicated opposite each of their names on Schedule I attached hereto (all such shares of Company Capital Stock, together with any shares of Company Capital Stock of which ownership of record or the power to vote (including, without limitation, by proxy or power of attorney) is hereafter acquired by any such Company Stockholder during the period from the date hereof through the Expiration Time are referred to herein as the “Subject Shares”);

WHEREAS, on September 15, 2020, Acquiror, Hestia Merger Sub Inc., a Delaware corporation (“Merger Sub”), and the Company entered into an Agreement and Plan of Merger (as amended or modified from time to time, the “Merger Agreement”) pursuant to which, among other transactions, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing on as the surviving entity; and each share of Company Preferred Stock that is issued and outstanding as of immediately prior to the Effective Time will be automatically converted into Company Common Stock, and each share of Company Common Stock that is issued in respect thereof or otherwise issued and outstanding as of immediately prior to the Effective Time will, in each case, be cancelled and automatically converted into the right to receive a certain number of shares of Acquiror Common Stock (such transaction, the “Preferred Conversion” and together with the Merger and the other transactions contemplated by the Merger Agreement, including the Pre-Closing Restructuring (as defined in the Merger Agreement), the “Transactions”);

WHEREAS, prior to the date hereof, the Board of Directors of the Company and the Company Stockholders authorized and approved the filing of that certain Tenth Amended and Restated Certificate of Incorporation of the Company (the “Charter”) with the Secretary of State of the State of Delaware, and the Charter was so filed substantially concurrently with the Company’s execution of the Merger Agreement;

WHEREAS, pursuant to their terms, upon consummation of the Merger, each of the following agreements will automatically terminate without any further action on the part of the parties thereto pursuant to their respective terms: (i) that certain Sixth Amended and Restated Investors’ Rights Agreement, dated as of February 8, 2019, by and among the Company and the Investors (as defined therein) (the “Investors’ Rights Agreement”), (ii) that certain Sixth Amended and Restated Voting Agreement, dated as of February 8, 2019, by and among the Company and the Stockholders (as defined therein) (the “Voting Agreement”) and (iii) that certain Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of February 8, 2019, by and among the Company and the Investors (as defined therein) (the “ROFR Agreement” and, together with the Investors’ Rights Agreement and the Voting Agreement, the “Investment Agreements”); and

WHEREAS, as an inducement to Acquiror and the Company to enter into the Merger Agreement and to consummate the transactions contemplated therein, the parties hereto desire to agree to certain matters as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I
stockholder SUPPORT AGREEMENT; COVENANTS

Section 1.1      Binding Effect of Merger Agreement. Each Company Stockholder hereby acknowledges that it has read the Merger Agreement and this Agreement and has had the opportunity to consult with its tax and legal advisors. Each Company Stockholder shall be bound by and comply with Sections 6.6 (Acquisition Proposals) and 12.12 (Publicity) of the Merger Agreement (and any relevant definitions contained in any such Sections) as if (a) such Company Stockholder was an original signatory to the Merger Agreement with respect to such provisions, and (b) each reference to the “Company” contained in Section 6.6 of the Merger Agreement (other than Section 6.6(i) or Section 6.6(iii) or for purposes of the definition of Acquisition Proposal) also referred to each such Company Stockholder.

Section 1.2      No Transfer. During the period commencing on the date hereof and ending on the earlier to occur of (a) the Effective Time, and (b) such date and time as the Merger Agreement shall be terminated in accordance with Section 10.1 thereof (the “Expiration Time”), each Company Stockholder shall not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, file (or participate in the filing of) a registration statement with the SEC (other than the Proxy Statement/Registration Statement) or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any Subject Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Shares (clauses (i) and (i) collectively, a “Transfer”) or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii).

Section 1.3      New Shares. In the event that, during the period commencing on the date hereof and ending at the Expiration Time, (a) any Subject Shares are issued to a Company Stockholder after the date of this Agreement pursuant to any stock dividend, stock split, recapitalization, reclassification, combination or exchange of Subject Shares or otherwise, (b) a Company Stockholder purchases or otherwise acquires beneficial ownership of any Subject Shares or (c) a Company Stockholder acquires the right to vote or share in the voting of any Subject Shares (collectively the “New Securities”), then such New Securities acquired or purchased by such Company Stockholder shall be subject to the terms of this Agreement to the same extent as if they constituted the Subject Shares owned by such Company Stockholder as of the date hereof.

Section 1.4      Stockholder Agreements. Hereafter until the Expiration Time, each Company Stockholder hereby unconditionally and irrevocably agrees that, at any meeting of the Stockholders of the Company (or any adjournment or postponement thereof), and in any action by written consent of the Stockholders of the Company requested by the Board of Directors of the Company or otherwise undertaken as contemplated by the Transactions, including in the form attached as Exhibit A (which written consent shall be delivered promptly, and in any event within forty-eight (48) hours, after (x) the Proxy Statement/Registration Statement (as contemplated by the Merger Agreement) has been declared effective and has been delivered or otherwise made available to the stockholders of Acquiror and the Company, and (y) the Company requests such delivery), such Company Stockholder shall, if a meeting is held, appear at the meeting, in person or by proxy, or otherwise cause its Subject Shares to be counted as present thereat for purposes of establishing a quorum, and such Company Stockholder shall vote or provide consent (or cause to be voted or consented), in person or by proxy, all of its Subject Shares:

(a)        to approve and adopt the Merger Agreement and the Transactions;

(b)        to authorize and approve the Merger as a SCH Transaction pursuant to Article IV(B)(6)(e) of the Charter;

(c)        to exercise the drag-along rights set forth in Section 2.9 of the Voting Agreement;

(d)        in any other circumstances upon which a consent or other approval is required under the Charter or the Investment Agreements or otherwise sought with respect to the Merger Agreement or the Transactions, to vote, consent or approve (or cause to be voted, consented or approved) all of such Company Stockholder’s Subject Shares held at such time in favor thereof;

(e)        against and withhold consent with respect to any merger, purchase of all or substantially all of the Company’s assets or other business combination transaction (other than the Merger Agreement and the Transactions); and

(f)         against any proposal, action or agreement that would (A) impede, frustrate, prevent or nullify any provision of this Agreement, the Merger Agreement or the Merger, (B) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of the Company under the Merger Agreement or (C) result in any of the conditions set forth in Article IX of the Merger Agreement not being fulfilled.

Each Company Stockholder hereby agrees that it shall not commit or agree to take any action inconsistent with the foregoing.

Section 1.5      No Challenges. Each Company Stockholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Acquiror, Merger Sub, the Company or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (b) alleging a breach of any fiduciary duty of any person in connection with the evaluation, negotiation or entry into the Merger Agreement.

Section 1.6      Affiliate Agreements. Each Company Stockholder hereby agrees and consents to the termination of all Affiliate Arrangements set forth on Section 6.4 of the Company Disclosure Letter to which such Company Stockholder is party, effective as of the Effective Time without any further liability or obligation to the Company, the Company’s Subsidiaries or Acquiror.

Section 1.7      Registration Rights Agreement. Each of the Company Stockholders set forth on Schedule II will deliver, substantially simultaneously with the Effective Time, a duly-executed copy of the Amended and Restated Registration Rights Agreement substantially in the form attached as Exhibit C to the Merger Agreement.

Section 1.8      Further Assurances. Each Company Stockholder shall execute and deliver, or cause to be delivered, such additional documents, and take, or cause to be taken, all such further actions and do, or cause to be done, all things reasonably necessary (including under applicable Laws), or reasonably requested by Acquiror or the Company, to effect the actions and consummate the Mergers and the other transactions contemplated by this Agreement and the Merger Agreement (including the Transactions), in each case, on the terms and subject to the conditions set forth therein and herein, as applicable.

Section 1.9      No Inconsistent Agreement. Each Company Stockholder hereby represents and covenants that such Company Stockholder has not entered into, and shall not enter into, any agreement that would restrict, limit or interfere with the performance of such Company Stockholder’s obligations hereunder.

Section 1.10    Consent to Disclosure. Each Company Stockholder hereby consents to the publication and disclosure in the Proxy Statement/Registration Statement (and, as and to the extent otherwise required by applicable securities Laws or the SEC or any other securities authorities, any other documents or communications provided by Acquiror or the Company to any Governmental Authority or to securityholders of Acquiror) of such Company Stockholder’s identity and beneficial ownership of Subject Shares and the nature of such Company Stockholder’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by Acquiror or the Company, a copy of this Agreement. Each Company Stockholder will promptly provide any information reasonably requested by Acquiror or the Company for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC).

ARTICLE II
REPRESENTATIONS AND WARRANTIES

Section 2.1      Representations and Warranties of the Company Stockholders. Each Company Stockholder represents and warrants as of the date hereof to Acquiror and the Company (solely with respect to itself, himself or herself and not with respect to any other Company Stockholder) as follows:

(a)         Organization; Due Authorization. If such Company Stockholder is not an individual, it is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within such Company Stockholder’s corporate, limited liability company or organizational powers and have been duly authorized by all necessary corporate, limited liability company or organizational actions on the part of such Company Stockholder. If such Company Stockholder is an individual, such Company Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder. This Agreement has been duly executed and delivered by such Company Stockholder and, assuming due authorization, execution and delivery by the other parties to this Agreement, this Agreement constitutes a legally valid and binding obligation of such Company Stockholder, enforceable against such Company Stockholder in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies). If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into this Agreement on behalf of the applicable Company Stockholder.

(b)         Ownership. Such Company Stockholder is the record and beneficial owner (as defined in the Securities Act) of, and has good title to, all of such Company Stockholder’s Subject Shares, and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Subject (other than transfer restrictions under the Securities Act)) affecting any such Subject Shares, other than Liens pursuant to (i) this Agreement, (ii) the Charter, (iii) the Merger Agreement, (iv) the Voting Agreement or (v) any applicable securities Laws. Such Company Stockholder’s Subject Shares are the only equity securities in the Company owned of record or beneficially by such Company Stockholder on the date of this Agreement, and none of such Company Stockholder’s Subject Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder and under the Voting Agreement. Other than the Company Warrants set forth opposite such Company Stockholder’s name on Schedule I, such Company Stockholder does not hold or own any rights to acquire (directly or indirectly) any equity securities of the Company or any equity securities convertible into, or which can be exchanged for, equity securities of the Company.

(c)         No Conflicts. The execution and delivery of this Agreement by such Company Stockholder does not, and the performance by such Company Stockholder of his, her or its obligations hereunder will not, (i) if such Company Stockholder is not an individual, conflict with or result in a violation of the organizational documents of such Company Stockholder or (ii) require any consent or approval that has not been given or other action that has not been taken by any Person (including under any Contract binding upon such Company Stockholder or such Company Stockholder’s Subject Shares) to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by such Company Stockholder of its, his or her obligations under this Agreement.

(d)         Litigation. There are no Actions pending against such Company Stockholder, or to the knowledge of such Company Stockholder threatened against such Company Stockholder, before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by such Company Stockholder of its, his or her obligations under this Agreement.

(e)         Adequate Information. Such Company Stockholder is a sophisticated stockholder and has adequate information concerning the business and financial condition of Acquiror and the Company to make an informed decision regarding this Agreement and the Transactions and has independently and without reliance upon Acquiror or the Company and based on such information as such Company Stockholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such Company Stockholder acknowledges that Acquiror and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Such Company Stockholder acknowledges that the agreements contained herein with respect to the Subject Shares held by such Company Stockholder are irrevocable.

(f)          Brokerage Fees. Except as described on Section 4.16 of the Company Disclosure Letter, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by the Merger Agreement based upon arrangements made by such Company Stockholder, for which the Company or any of its Affiliates may become liable.

(g)         Acknowledgment. Such Company Stockholder understands and acknowledges that each of Acquiror and the Company is entering into the Merger Agreement in reliance upon such Company Stockholder’s execution and delivery of this Agreement.

ARTICLE III
MISCELLANEOUS

Section 3.1      Termination. This Agreement and all of its provisions shall terminate and be of no further force or effect upon the earlier of (a) the Expiration Time and (b) as to each Company Stockholder, the written agreement of Acquiror, the Company and such Company Stockholder. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement shall not relieve any party hereto from liability arising in respect of any breach of this Agreement prior to such termination. This ARTICLE IV shall survive the termination of this Agreement.

Section 3.2      Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) will be governed by and construed in accordance with the internal Laws of the State of Delaware applicable to agreements executed and performed entirely within such State.

Section 3.3      CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL.

(a)            THE PARTIES TO THIS AGREEMENT SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE COURTS LOCATED IN WILMINGTON, DELAWARE OR THE COURTS OF THE UNITED STATES LOCATED IN WILMINGTON, DELAWARE IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND ANY RELATED AGREEMENT, CERTIFICATE OR OTHER DOCUMENT DELIVERED IN CONNECTION HEREWITH AND BY THIS AGREEMENT WAIVE, AND AGREE NOT TO ASSERT, ANY DEFENSE IN ANY ACTION FOR THE INTERPRETATION OR ENFORCEMENT OF THIS AGREEMENT AND ANY RELATED AGREEMENT, CERTIFICATE OR OTHER DOCUMENT DELIVERED IN CONNECTION HEREWITH, THAT THEY ARE NOT SUBJECT THERETO OR THAT SUCH ACTION MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SUCH COURTS OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS OR THAT THEIR PROPERTY IS EXEMPT OR IMMUNE FROM EXECUTION, THAT THE ACTION IS BROUGHT IN AN INCONVENIENT FORUM, OR THAT THE VENUE OF THE ACTION IS IMPROPER. SERVICE OF PROCESS WITH RESPECT THERETO MAY BE MADE UPON ANY PARTY TO THIS AGREEMENT BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS AS PROVIDED IN Section 3.8.

(b)            WAIVER OF TRIAL BY JURY. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 3.3.

Section 3.4      Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of the parties hereto.

Section 3.5      Specific Performance. The parties hereto agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the chancery court or any other state or federal court within the State of Delaware, this being in addition to any other remedy to which such party is entitled at law or in equity.

Section 3.6      Amendment; Waiver. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Acquiror, the Company and the Company Stockholders.

Section 3.7      Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

Section 3.8      Notices. All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service or (d) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), addressed as follows:

If to Acquiror:

Social Capital Hedosophia Holdings Corp. II

317 University Avenue

Palo Alto, California 94301

Attention:	Steve Trieu
Email:	steve@socialcapital.com

with a copy to (which will not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001

Attention:	Howard L. Ellin
Christopher M. Barlow
Email:	howard.ellin@skadden.com
christopher.barlow@skadden.com

If to the Company:

Opendoor Labs Inc.

1 Post Street, Floor 11
San Francisco, California 94104

Attention:	Legal Department
Email:	legal@opendoor.com

with a copy to (which shall not constitute notice):

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022

Attention:	Justin Hamill
Joshua M. Dubofsky
Kristen Grannis
Email:	Justin.Hamill@lw.com
Joshua.Dubofsky@lw.com
Kristen.Grannis@lw.com

If to a Company Stockholder:

To such Company Stockholder’s address set forth in Schedule I with a copy to (which will not constitute notice):

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022

Attention:	Justin Hamill
Joshua M. Dubofsky
Kristen Grannis
Email:	Justin.Hamill@lw.com
Joshua.Dubofsky@lw.com
Kristen.Grannis@lw.com

Section 3.9      Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

Section 3.10      Entire Agreement. This Agreement and the agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto to the extent they relate in any way to the subject matter hereof.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

SVF EXCALIBUR (CAYMAN) LIMITED

By:	/s/ Karen Ellerbe
Name:	Karen Ellerbe
Title:	Director

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

KHOSLA VENTURES IV, LP

By: Khosla Ventures Associates IV, LLC, a Delaware limited liability company and general partner of Khosla Ventures IV, LP

By:	/s/ John Demeter
Name:	John Demeter
Title:	General Counsel

KHOSLA VENTURES IV (CF), LP

By: Khosla Ventures IV, LLC, a Delaware limited liability company and general partner of Khosla Ventures IV (CF), LP

By:	/s/ John Demeter
Name:	John Demeter
Title:	General Counsel

[Signature Page to Stockholder Support Agreement]

KHOSLA VENTURES SEED B, LP

By: Khosla Ventures Seed Associates B, LLC, a Delaware limited liability company and general partner of Khosla Ventures Seed B, LP

By:	/s/ John Demeter
Name:	John Demeter
Title:	General Counsel

KHOSLA VENTURES SEED B (CF), LP

By: Khosla Ventures Seed Associates B, LLC, a Delaware limited liability company and general partner of Khosla Ventures Seed B (CF), LP

By:	/s/ John Demeter
Name:	John Demeter
Title:	General Counsel

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

GGV CAPITAL V L.P.

By: GGV Capital V L.L.C., its General Partner

By:	/s/ Glenn Solomon
Name:	Glenn Solomon
Title:	Managing Director

GGV CAPITAL V ENTREPRENEURS FUND L.P.

By: GGV Capital V L.L.C., its General Partner

By:	/s/ Glenn Solomon
Name:	Glenn Solomon
Title:	Managing Director

GGV CAPITAL SELECT L.P.

By: GGV Capital Select L.L.C., its General Partner

By:	/s/ Glenn Solomon
Name:	Glenn Solomon
Title:	Managing Director

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

NORWEST VENTURE PARTNERS XIII, LP

By: Genesis VC Partners XIII, LLC, its General Partner

By: NVP Associates, LLC, its Managing Member

By:	/s/ Jeff Crowe
Name:	Jeff Crowe
Title:	Managing Member

NORWEST VENTURE PARTNERS XIV, LP

By: Genesis VC Partners XIV, LLC, its General Partner

By: NVP Associates, LLC, its Managing Member

By:	/s/ Jeff Crowe
Name:	Jeff Crowe
Title:	Managing Member

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

FIFTH WALL VENTURES, L.P.

By: Fifth Wall Ventures GP, LLC, its General Partner

By:	/s/ Brad Greiwe
Name:	Brad Greiwe
Title:	Managing Partner

FIFTH WALL VENTURES SPV I, L.P.

By: Fifth Wall Ventures GP, LLC, its General Partner

By:	/s/ Brad Greiwe
Name:	Brad Greiwe
Title:	Managing Partner

FIFTH WALL VENTURES SPV II, L.P.

By: Fifth Wall Ventures GP, LLC, its General Partner

By:	/s/ Brad Greiwe
Name:	Brad Greiwe
Title:	Managing Partner

[Signature Page to Stockholder Support Agreement]

FIFTH WALL VENTURES SPV VIII, L.P.

By: Fifth Wall Ventures GP, LLC, its General Partner

By:	/s/ Brad Greiwe
Name:	Brad Greiwe
Title:	Managing Partner

FIFTH WALL VENTURES SPV XIV, L.P.

By: Fifth Wall Ventures GP, LLC, its General Partner

By:	/s/ Brad Greiwe
Name:	Brad Greiwe
Title:	Managing Partner

FIFTH WALL VENTURES SPV XV, L.P.

By: Fifth Wall Ventures GP, LLC, its General Partner

By:	/s/ Brad Greiwe
Name:	Brad Greiwe
Title:	Managing Partner

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

GENERAL ATLANTIC (ODL), L.P.

By: General Atlantic (SPV) GP, LLC, its General Partner

By:	/s/ J. Frank Brown
Name:	J. Frank Brown
Title:	Managing Director

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

ANDREESSEN HOROWITZ FUND V, L.P.
for itself and as nominee for
Andreessen Horowitz Fund V-A, L.P.,
Andreessen Horowitz Fund V-B, L.P., and
Andreessen Horowitz Fund V-Q, L.P.

By: AH Equity Partners V, L.L.C., its general partner

By:	/s/ Scott Kupor
Name:	Scott Kupor
Title:	Managing Partner

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

AI LIQUIDRE LLC

By: Access Industries Management LLC, its manager

By:	/s/ Alejandro Moreno
Name:	Alejandro Moreno
Title:	Executive Vice President

By:	/s/ Suzette Del Giudice
Name:	Suzette Del Giudice
Title:	Executive Vice President

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

LV OPENDOOR JV, LLC

By: LV Opendoor Investor LLC, its Managing Member

By: LEN X, LLC, its Sole Member

By:	/s/ Eric Feder
Name:	Eric Feder
Title:	Authorized Person

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

ERIC WU

By:	/s/ Eric Wu
Name:	Eric Wu

[Signature Page to Stockholder Support Agreement]

ACQUIROR:

SOCIAL CAPITAL HEDOSOPHIA HOLDINGS CORP. II

By:	/s/ Chamath Palihapitiya
Name: Chamath Palihapitiya
Title: Chief Executive Officer

[Signature Page to Stockholder Support Agreement]

COMPANY:

OPENDOOR LABS INC.

By:	/s/ Eric Wu
Name: Eric Wu
Title: Chief Executive Officer

[Signature Page to Stockholder Support Agreement]

Schedule I

Company Stockholder Subject Shares

Holder	Shares of Common Stock	Shares of Series A Preferred Stock	Shares of Series B Preferred Stock	Shares of Series C Preferred Stock	Shares of Series C-1 Preferred Stock	Shares of Series D Preferred Stock	Shares of Series D-1 Preferred Stock	Shares of Series E Preferred Stock	Shares of Series E-1 Preferred Stock	Shares of Series E-2 Preferred Stock	Warrants	Notice Information
SVF Excalibur (Cayman) Limtied								41,762,372		3,751,275
AI LiquidRE LLC				8,917,424		1,520,024	2,588,340	5,220,296		1,623,213
Khosla Ventures IV, LP	4,751,194	14,253,656	3,404,746	3,512,312	526,944	285,738		9,813		35,258
Khosla Ventures IV (CF) LP	303,752	911,262	217,672	224,548	33,688	18,268		627		2,254
Khosla Ventures Seed B, LP	20,086
Khosla Ventures Seed B (CF), LP	1,140
GGV Capital V L.P.			9,431,358	1,075,218	811,114		663,968
GGV Capital V Entrepreneurs Fund L.P.			346,132	39,460	29,766		24,366
GGV Capital Select L.P.						1,520,024	1,892,924	1,044,059		75,025
Norwest Venture Partners XIII, LP						7,600,112
Norwest Venture Partners XIV, LP								2,610,148		150,051
LV Opendoor JV, LLC								5,220,296		300,102
Fifth Wall Ventures, L.P.						724,289	853,618			562,691
Fifth Wall Ventures SPV I, L.P.						2,713,219	3,414,474				300,000
Fifth Wall Ventures SPV II, L.P.						1,593,741
Fifth Wall Ventures SPV VIII, L.P.						1,808,813
Fifth Wall Ventures SPV XIV, L.P.										187,563
Fifth Wall Ventures SPV XV, L.P.										157,291
General Atlantic (ODL), L.P.								7,830,444		3,751,275
Andreessen Horowitz Fund V, L.P., as nominee								1,566,088		3,751,275
Eric Wu	20,400,000
Total:	25,476,172	15,164,918	13,399,908	13,768,962	1,401,512	17,784,228	9,437,690	65,264,143	0	14,347,273	300,000

[Schedule I to Stockholder Support Agreement]